                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement

                          LONG ISLAND LIGHTING COMPANY

                                POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 14th day of April 1997.


                                    William J. Catacosinos
                                    ----------------------
                                    WILLIAM J. CATACOSINOS
                                    PRINCIPAL EXECUTIVE OFFICER,
                                    and CHAIRMAN OF THE
                                    BOARD OF DIRECTORS

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of April 1997.


                                      A. James Barnes
                                      ---------------
                                    A. JAMES BARNES, DIRECTOR

                                                                   Exhibit 24(a)


                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of April 1997.


                                      George Bugliarello
                                      ------------------
                                    GEORGE BUGLIARELLO, DIRECTOR

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of April 1997.

                                      Renso L. Caporali
                                      -----------------
                                    RENSO L. CAPORALI, DIRECTOR

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of April 1997.


                                       Peter O. Crisp
                                       --------------
                                    PETER O. CRISP, DIRECTOR

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY

            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 11th day of April 1997.


                                    James T. Flynn
                                    --------------
                                    JAMES T. FLYNN,
                                    PRESIDENT, CHIEF OPERATING
                                    OFFICER AND DIRECTOR

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.


            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 14th day of April 1997.

                                        Vicki L. Fuller
                                        ---------------
                                    VICKI L. FULLER, DIRECTOR

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY


            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 14th day of April 1997.


                                         Katherine D. Ortega
                                         -------------------
                                    KATHERINE D. ORTEGA, DIRECTOR

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange
Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of April 1997.


                               Basil A. Paterson
                               -----------------
                              BASIL A. PATERSON, DIRECTOR

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 10th day of April 1997.


                                      Richard L. Schmalensee
                                      ----------------------
                                    RICHARD L. SCHMALENSEE, DIRECTOR

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY


            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

     NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 9th day of April 1997.


                                      George J. Sideris
                                      -----------------
                                    GEORGE J. SIDERIS, DIRECTOR

                                                                   Exhibit 24(a)

                                                                        FORM S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                               POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

     NOW, THEREFORE, in my capacity either as a director or officer, or both as the case may be, of the Company, I do hereby appoint KATHLEEN A. MARION and ANTHONY NOZZOLILLO, and each of them severally, as my attorneys-in-fact with power to execute in my name and place, and in my capacity as a director, officer, or both, as the case may be, of LONG ISLAND LIGHTING COMPANY, said Report, any amendment to said Report and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            IN WITNESS WHEREOF, I have executed this power of attorney this 10th day of April 1997.


                                      John H. Talmage
                                      ---------------
                                    JOHN H. TALMAGE, DIRECTOR

                                                                   EXHIBIT 24(b)

                                                                        Form S-3
                                                          Registration Statement


                         LONG ISLAND LIGHTING COMPANY

                      CERTIFICATE AS TO POWER OF ATTORNEY



            WHEREAS, LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, intends to file with the Securities and Exchange Commission under the Securities Exchange Act of 1933, as amended, either an amendment to a previously filed Registration Statement or a new Registration Statement on Form S-3, relating to the issuance of shares of Common Stock of the Company pursuant to an Investor Stock Purchase and Dividend Reinvestment Plan.

            NOW, THEREFORE, in my capacity as Assistant Corporate Secretary of Long Island Lighting Company, I do hereby certify that ANTHONY NOZZOLILLO has been appointed by the Board of Directors of Long Island Lighting Company with power to execute, among other documents, said Registration Statement, any amendment to said Registration Statement, any exhibits and any other documents required in connection therewith, and to file the same with the Securities and Exchange Commission.

            WITNESS my hand and the seal of the Company this 21st day of April, 1997.


                                     Theodore A. Babcock
                                   -----------------------
                                    THEODORE A. BABCOCK
                               Assistant Corporate Secretary




(Corporate Seal)

                                                                 Exhibit 24(c)


                                                                      FORM S-3
                                                        Registration Statement




                         LONG ISLAND LIGHTING COMPANY


      I, KATHLEEN A. MARION, Vice President and Corporate Secretary of LONG ISLAND LIGHTING COMPANY (the "Company"), a New York corporation, DO HEREBY
CERTIFY that annexed hereto is a true, correct and complete copy of the resolution adopted at a meeting of the Board of Directors of the Company duly called and held on December 18, 1996, at which meeting a quorum was present and acting throughout.
      AND I DO FURTHER CERTIFY that the foregoing resolution has not been in any way amended, annulled, rescinded or revoked and that the same is still in full force and effect.
      WITNESS my hand and the seal of the Company this 21st day of April, 1997.


                                        Kathleen A. Marion
                                        ------------------
                                        KATHLEEN A. MARION
                              Vice President and Corporate Secretary


(Corporate Seal)

                         LONG ISLAND LIGHTING COMPANY

                   (Resolution adopted on December 18, 1996)

          RESOLVED, that

      1. all action taken by proper officers of this Company with respect to the preparation, execution and filing with the Public Service Commission of the State of New York (the "PSC"), of a petition pursuant to Section 69 of the Public Service Law, for authority to issue and sell up to $2.5 billion of secured or unsecured, taxable or tax-exempt, debt or equity securities (the "Securities"), is hereby ratified, confirmed and approved;

      2. with respect to the Order or Orders of the PSC relating to the petition of the Company to the PSC to issue and sell up to $2.5 billion of Securities, the proper officers of this Company (acting individually, separately, or jointly, as required) are authorized to determine whether said Order or Orders, when adopted, contain any provisions unacceptable to the Company, and upon making a determination that there are no unacceptable provisions, the Secretary or any Assistant Secretary of this Company is authorized and directed to execute, in the name and on behalf of this Company, unconditional acceptances by this Company, agreeing to obey all the terms, conditions and requirements of the Order or Orders and to file such acceptances with the PSC; and

      3. the said officers of this Company be and they hereby are authorized and directed to do and perform any further acts, including but not limited to the filing of one or more amendments to said petition, which they may deem necessary or appropriate in connection with any proceedings before the said PSC, relating to said petition and any other matters pertaining thereto in order to procure from said Commission an Order or Orders authorizing the proposed financing.

                RESOLVED, that

      with respect to 10,000,000 shares of the Common Stock of the Company, reserved for issuance pursuant to an open enrollment stock plan (the "Plan") whereby individuals who need not currently be shareholders of the Company may purchase shares of Common Stock directly from the Company as well as additional shares at regular intervals with all or a portion of their quarterly Common Stock dividends, the proper officers of this Company (acting individually, separately or jointly, as required) are authorized to take all necessary action to issue or otherwise acquire on the open market shares for sale pursuant to the Plan including, by way of illustration and not by way of limitation, the following actions:

      1. file with the Securities and Exchange Commission, as necessary, either an amendment to a previously filed Registration Statement or a new Registration Statement, in such form as the General Counsel or an Assistant General Counsel of the Company shall approve, reflecting the determination of this Company to issue shares of its Common Stock pursuant to the Plan;

      2. execute and file any instruments and documents, make any payments and do any acts, including the execution and filing of any amendment to a previously filed Registration Statement or new Registration Statement, as they may deem necessary or desirable, to effect such filing and to procure the effectiveness of either an amendment to a previously filed Registration Statement or a new Registration Statement;

     3. take all actions necessary or desirable under the Securities or Blue Sky Laws of the various states relating to the Common Stock issued pursuant to the Plan;

     4. list the Common Stock issued pursuant to the Plan on the New York Stock Exchange and/or any other national securities exchange;

      5. determine the consideration to be received by the Company in connection with the sale of Common Stock pursuant to the Plan provided such consideration bears some reasonable relationship to the market price of the Common Stock on the date of sale pursuant to the Plan;

     6. appoint attorneys-in-fact on behalf of any of the officers of the Company or on behalf of the Company;

      7. take all actions required to evidence the authorization or approval of this Board of any instrument or document and the adoption by this Board of the forms of any resolutions requested by any entity, instrument or otherwise, if
(a) in the opinion of such officers and of the General Counsel or an Assistant General Counsel to the Company the adoption of such resolutions are necessary or advisable and (b) the Secretary or an Assistant Secretary of the Company inserts in the minutes of a meeting of the Board of Directors or of the Executive Committee of the Board of Directors copies of such resolutions which shall then be deemed to have been adopted by this Board with the same force and effect as if presented at this meeting;

     8. take any and all actions as they may deem necessary or desirable in order to carry out the intent and purposes of this resolution; and

      any action taken and any instrument or document prepared, executed, delivered or filed by the officers prior to the adoption of this resolution to accomplish any of the actions authorized by this resolution is ratified, confirmed and approved.